UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Krispy Kreme, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 18, 2024 For Stockholders of record as of April 19, 2024 To order paper materials, use one of the following methods. Krispy Kreme, Inc. Annual Meeting of Stockholders Tuesday, June 18, 2024 10:00 AM, Eastern Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/DNUT for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/DNUT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/DNUT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 7, 2024. Internet: www.investorelections.com/DNUT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Krispy Kreme, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect 11 directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified, 1.01 Joshua Charlesworth 1.02 Ollvier Goudet 1.03 Marissa Andrada 1.04 David Bell 1.05 Patricia Capel 1.06 David Deno 1.07 Paul Michaels 1.08 Gerhard Pleuhs 1.09 Debbie Roberts 1.10 Philip Telfer 1.11 Michelle Weese 2. To approve an advisory resolution regarding KKI’s executive compensation, 3. To ratify the appointment of Grant Thornton LLP as KKI’s independent registered public accounting firm for fiscal year 2024; and 4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof